SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 27, 1999


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000





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ITEM 5. Other Events.

       Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered $22,800,000,000 principal amount of its Debt Securities ("Debt Securities") pursuant to Registration Statement No. 333-75177. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Debt Securities are to be issued under an Indenture dated as of February 1, 1985, as supplemented, between the Company and The Chase Manhattan Bank, as Trustee.

     The Company has created a series of Debt Securities under such Indenture, as supplemented, in the aggregate principal amount of $5,000,000,000 designated as the Company's 7 3/8% Global Landmark Securities due October 28, 2009,
(the "Notes"). The opinion and consent of Shearman & Sterling and Sullivan & Cromwell consenting to the use of their names in the Prospectus and Prospectus Supplement relating to the Notes are being filed as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                              EXHIBITS

DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 8.1       Opinion of Shearman & Sterling.     Filed with this Report.

Exhibit 23.1      Consent of Shearman & Sterling      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.1.

Exhibit 8.2       Opinion of Sullivan & Cromwell      Filed with this Report.

Exhibit 23.2      Consent of Sullivan & Cromwell      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.2.

                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  October 27, 1999                       By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary


<PAGE 3>

                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 8.1       Opinion of Shearman & Sterling.     Filed with this
                                                      Report.

Exhibit 23.1      Consent of Shearman & Sterling      Filed  with  this is
                  contained in their opinion set      Report.
                  forth in Exhibit 8.1.

Exhibit 8.2       Opinion of Sullivan & Cromwell      Filed with this
                                                      Report.

Exhibit 23.2      Consent of Sullivan & Cromwell      Filed  with  this is
                  contained in their opinion set      Report.
                  forth in Exhibit 8.2.